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                                                                  EXHIBIT 10.1

                       Hospitality Design & Supply, Inc.
                            1998 Stock Option Plan


        1.  Adoption and Purpose of the Plan.  This stock option plan, to be
            --------------------------------
known as the "Hospitality Design & Supply, Inc. 1998 Stock Option Plan" (but referred to herein as the "Plan") has been adopted by the board of directors (the "Board") of Hospitality Design & Supply, Inc., a Delaware corporation (the "Company"), and is subject to the approval of its shareholders pursuant to section 7 below. The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain qualified directors, officers, employees, independent contractors, consultants and advisers by providing them with an opportunity for investment in the Company. The options that may be granted hereunder ("Options") represent the right by the grantee thereof (each, including any permitted transferee, an "Optionee") to acquire shares of the Company's common stock ("Shares," which if acquired pursuant to the exercise of an Option will be referred to as "Option Shares") subject to the terms and conditions of this Plan and a written agreement between the Company and the Optionee to evidence each such Option (an "Option Agreement").

        2.  Certain Definitions.  The defined terms set forth in Exhibit A
            -------------------                                  ---------
attached hereto and incorporated herein (together with other capitalized terms defined elsewhere in this Plan) will govern the interpretation of this Plan.

        3.  Eligibility.  The Company may grant Options under this Plan only to
            -----------
(i) persons who, at the time of such grant, are directors, officers and/or employees of the Company, and/or any of its Subsidiaries, including persons who are directors, officers and/or employees of any companies or other entities whose business the Company has agreed to acquire by way of merger, stock purchase or other similar transaction, (ii) persons under written agreements with the Company to commence employment with the Company upon a specified date or within a specified period, and (iii) persons who, and entities which, at the time of such grant, are independent contractors, consultants or advisers of the Company and/or any of its Subsidiaries (collectively, "Eligible Participants"). No person or entity will be an Eligible Participant following his, her or its Termination of Eligibility Status and no Option may be granted to any person or entity other than an Eligible Participant. There is no limitation on the number of Options that may be granted to an Eligible Participant.

        4.  Option Pool; Shares Reserved for Options.  In no event will the
            ----------------------------------------
Company issue, in the aggregate, more than Five Hundred Thousand (500,000) Shares (the "Option Pool") pursuant to the exercise of all Options granted under this Plan, exclusive of those Option Shares that may be reacquired by the Company by repurchase or otherwise. At all times while Options granted under this Plan are outstanding, the Company will reserve for issuance for the purposes hereof a sufficient number of authorized and unissued Shares to fully satisfy the Company's obligations under all such outstanding Options.

        5.  Administration.  This Plan will be administered and interpreted by
            --------------
the Board, or by a committee consisting of two or more members of the Board, appointed by the Board for such purpose (the Board, or such committee, referred to herein as the "Administrator"; the Board

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members, or such committee members, referred to herein as the "Administrator
Members"). Subject to the express terms and conditions hereof, the Administrator is authorized to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for its administration and interpretation. Specifically, the Administrator will have full and final authority in its discretion, subject to the specific limitations on that discretion as are set forth herein and in the Articles of Incorporation and Bylaws of the Company, at any time:

        (a) to select and approve the Eligible Participants to whom Options will be granted from time to time hereunder;

        (b) to determine the Fair Market Value of the Shares as of the Grant Date for any Option that is granted hereunder;

        (c) with respect to each Option it decides to grant, to determine the terms and conditions of that Option, to be set forth in the Option Agreement evidencing that Option (the form of which also being subject to approval by the Administrator), which may vary from the "default" terms and conditions set forth in section 6 below, except to the extent otherwise provided in this Plan, including, without limitation, as follows:

            (i) the total number of Option Shares that may be acquired by the Optionee pursuant to the Option;

            (ii) if the Option satisfies the conditions under Section 422(b) of the Code, whether the Option will be treated as an ISO;

            (iii) the per share purchase price to be paid to the Company by the Optionee to acquire the Option Shares issuable upon exercise of the Option (the "Option Price");

            (iv) the maximum period or term during which the Option will be exercisable (the "Option Term");

            (v) the maximum period following any Termination of Eligibility Status, whether resulting from an Optionee's death, disability or any other reason, during which period (the "Grace Period") the Option will be exercisable, subject to Vesting and to the expiration of the Option Term;

            (vi) whether to accept a promissory note or other form of legal consideration in addition to cash as payment of all or a portion of the Option Price and/or Tax Withholding Liability to be paid by the Optionee upon the exercise of an Option granted hereunder;

            (vii) the conditions (e.g., the passage of time or the occurrence of events), if any, that must be satisfied prior to the vesting of the right to exercise all or specified portions of an Option (such portions being described as the number of Option Shares, or the percentage of the total number of Option Shares that may be acquired by the Optionee pursuant to the Option; the vested portion being referred to as a "Vested Option" and the unvested portion being referred to as an "Unvested Option"); and

        (d) to delegate all or a portion of the Administrator's authority under sections 5(a), (b) and (c) above to one or more members of the Board who also are executive officers of the

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    Company, and subject to such restrictions and limitations as the
    Administrator may decide to impose on such delegation.

Notwithstanding anything to the contrary in this section 5, no Administrator Member may participate, either directly or indirectly, in any determination regarding any Option held by, or granted to, such Administrator Member. No Administrator Member shall be liable for any action taken, or determination made, by such individual in good faith pursuant to the authority described herein with respect to the Plan or any Options granted hereunder.

        6.  Default Terms and Conditions of Option Agreements.  Unless otherwise
            -------------------------------------------------
expressly provided in an Option Agreement based on the Administrator's determination pursuant to section 5(c) above or in any contract of employment or engagement between Optionee and the Company, the following terms and conditions will be deemed to apply to each Option as if expressly set forth in the Option
Agreement:

   6.1  ISO.  No Option will be treated as an ISO unless treatment as an ISO is
        ---
expressly provided for in an Option Agreement and such Option satisfies the conditions of Section 422(b) of the Code.

   6.2  Option Term.  The Option Term will be for a period of 10 years
        -----------
beginning on the Grant Date (or 5 years in the case of an ISO granted to a 10% shareholder).

   6.3  Grace Periods.  Subject to the Option Term, following a Termination of
        -------------
Eligibility Status:

        (a) the Grace Period will be thirty (30) days, unless the Termination of Eligibility Status is a result of a Termination for Cause or the death or disability of the Optionee;

        (b) the Grace Period will be one year if the Termination of Eligibility Status is a result of the death or disability of the Optionee; and

        (c) the Option will terminate, and there will be no Grace Period, effective immediately as of the date and time of a Termination for Cause of the Optionee, regardless of whether the Option is Vested or Unvested.

   6.4  Vesting.  The Option initially will be deemed an entirely Unvested
        -------
Option, but portions of the Option will become a Vested Option on the following schedule:

        (a) thirty-three and one-third percent (33-1/3%) will become a Vested Option as of the first anniversary of the "Vesting Start Date" specified in the Option Agreement (which may be earlier but may not be later than the Grant Date specified therein); and

        (b) thirty-three and one-third percent (33-1/3%) of the Option will become a Vested Option as of each anniversary thereafter;

        provided that the Optionee does not suffer a Termination of Eligibility Status prior to each such vesting date and provided further that additional vesting will be suspended during any period while the Optionee is on a leave of absence from the Company or its Subsidiaries, as determined by the Administrator.

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

        6.5  Exercise of the Option; Issuance of Share Certificate.

        (a) The portion of the Option that is a Vested Option may be exercised by giving written notice thereof to the Company, on such form as may be specified by the Administrator, but in any event stating: the Optionee's intention to exercise the Option; the date of exercise; the number of full Option Shares to be purchased; the amount and form of payment of the Option Price; and such assurances of the Optionee's investment intent as the Company may require to ensure that the transaction complies in all respects with the requirements of the 1933 Act and other applicable securities laws. The notice of exercise will be signed by the person or persons exercising the Option. In the event that the Option is being exercised by the representative of the Optionee, the notice will be accompanied by proof satisfactory to the Company of the representative's right to exercise the Option. The Option may be exercised by a securities broker acting on behalf of the Optionee pursuant to authorization instructions approved by the Company. The notice of exercise will be accompanied by full payment of the Option Price for the number of Option Shares to be purchased, in United States dollars, in cash, by check made payable to the Company, or by delivery of such other form of payment (if any) as approved by the Administrator. Payment may also be made by delivering a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the Option Price and, if required, the amount of any Tax Withholding Liability.

        (b) To the extent required by applicable federal, state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, the Optionee will make arrangements satisfactory to the Company for the payment of any applicable Tax Withholding Liability that may arise by reason of or in connection with such exercise. Such arrangements may include, in the Company's sole discretion, that the Optionee tender to the Company the amount of such Tax Withholding Liability, in cash, by check made payable to the Company, by delivery of irrevocable instructions to a broker as described in the last sentence of section (a) above, or in the form of such other payment as may be approved by the Administrator, in its discretion pursuant to section 5(c)(vi) above.

        (c) After receiving a proper notice of exercise and payment of the applicable Option Price and Tax Withholding Liability, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option and the Company will cause such certificate or certificates to be delivered to such person.

        6.6  Compliance with Law.  Notwithstanding any other provision of this
             -------------------
Plan, Options may be granted pursuant to this Plan, and Option Shares may be issued pursuant to the exercise thereof by an Optionee, only after and on the condition that there has been compliance with all applicable federal and state securities laws. The Company will not be required to list, register or qualify any Option Shares upon any securities exchange, under any applicable state, federal or foreign law or regulation, or with the Securities and Exchange Commission or any state agency, or secure the consent or

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

approval of any governmental regulatory authority, except that if at any time the Board determines, in its discretion, that such listing, registration or qualification of the Option Shares, or any such consent or approval, is necessary or desirable as a condition of or in connection with the exercise of an Option and the purchase of Option Shares thereunder, that Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board, in its discretion. However, the Company will seek to register or qualify with, or as may be provided by applicable local law, file for and secure an exemption from such registration or qualification requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

        6.7  Restrictions on Transfer.
             ------------------------

        (a)  Options Nontransferable.  No Option will be transferable by an
             -----------------------
Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of a natural person who is granted an Option under this Plan, the Option will be exercisable only by him or her. Notwithstanding anything else in this Plan to the contrary, no Option Agreement will contain any provision which is contrary to, or which modifies, the provisions of this section 6.7(a).

        (b)  Prohibited Transfers.  Prior to the Initial Public Offering,
             --------------------
no Holder of any Option Shares may Transfer such Shares, or any interest therein: (i) except as expressly provided in this Plan; and (ii) in full compliance with all applicable securities laws and any applicable restrictions on Transfer provided in the Company's Articles of Incorporation and/or Bylaws, which will be deemed incorporated by reference into this Plan. All Transfers of Option Shares not complying with the specific limitations and conditions set forth in this section 6.7 are expressly prohibited. Any prohibited Transfer is void and of no effect, and no purported transferee in connection therewith will be recognized as a Holder of Option Shares for any purpose whatsoever. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertakings or rights under this Plan, or exercise any other legal or equitable remedy.

        (c)  Conditions to Transfer.  It will be a condition to any
             ----------------------
Transfer of any Option Shares that:

             (i) the transferee of the Shares will execute such documents as the Company may reasonably require to ensure that the Company's rights under this Plan, and any applicable Option Agreement, are adequately protected with respect to such Shares, including, without limitation, the transferee's agreement to be bound by all of the terms and conditions of this Plan and such Agreement, as if he or she were the original Holder of such Shares; and

             (ii) the Company is satisfied that such Transfer complies in all respects with the requirements imposed by applicable state and federal securities laws and regulations.

        (d)  Market Standoff.  If in connection with any public offering of
             ---------------
securities of the Company (or any Successor Entity), the underwriter or underwriters managing such offering so requests, then each Optionee and each Holder of Option Shares will agree to not sell or otherwise Transfer any such Shares (other than Shares included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be reasonably requested by the underwriter commencing on the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

        6.8  Change of Control Transactions.  Except as otherwise provided in
             ------------------------------
the Option Agreement, or any contract of employment or engagement between Optionee and the Company, in the event of a Change of Control Transaction, the Company shall endeavor to cause the Successor

Entity in such transaction either to assume all of the Options which have been granted hereunder and which are outstanding as of the consummation of such transaction ("Closing"), or to issue (or cause to be issued) in substitution thereof comparable options of such Successor Entity (or of its parent or its Subsidiary). If the Successor Entity is unwilling to either assume such Options or grant comparable options in substitution for such Options, on terms that are acceptable to the Company as determined by the Board in the exercise of its discretion, then with respect to each outstanding Option, that portion of the Option which remains Unvested will become Vested immediately prior to such Closing; and the Board may cancel all outstanding Options, and terminate this Plan, effective as of the Closing, provided that it will notify all Optionees of the proposed Change of Control Transaction a reasonable amount of time prior to the Closing so that each Optionee will be given the opportunity to exercise the Vested portion of his or her Option (after giving effect to the acceleration of such vesting discussed above) prior to the Closing. For purposes of this section 6.8, the term "Change of Control Transaction" means (a) the sale of all or substantially all of the assets of the Company to any person or entity that, prior to such sale, did not control, was not under common control with, or was not controlled by, the Company, or (b) the Company's merger or consolidation with or into another entity, regardless of which entity survives such merger or consolidation, unless at least fifty percent (50%) of the outstanding voting securities of the surviving or parent corporation, as the case may be, immediately following such transaction are beneficially held by such persons and entities in the same proportion as such persons and entities beneficially held the outstanding voting securities of the Company immediately prior to such transaction, or (c) the acquisition of at least fifty percent (50%) of the outstanding voting securities of the Company by any person, or any "group" as contemplated under Section 13(d) of the Securities Act of 1934, as amended; provided that the issuances of shares to the stockholders of the founding companies consolidating with the Company at the time of the Initial Public Offering, and the issuances of shares in the Initial Public Offering, shall in no event constitute a Change of Control Transaction.

        6.9  Additional Restrictions on Transfer; Investment Intent.  By
             ------------------------------------------------------
accepting an Option and/or Option Shares under this Plan, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of Option Shares: (i) neither the Option nor any such Shares will be freely tradeable and must be held indefinitely unless such Option and such Shares are either registered under the 1933 Act or an exemption from such registration is available; (ii) the Company is under no obligation to register the Option or any such Shares; (iii) upon exercise of the Option, the Optionee will purchase the Option Shares for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; (v) the Optionee has no present intention of disposing of the Option Shares at any particular time; and (vi) neither the Option nor the Shares have been qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from qualification under applicable state securities laws.

       6.10  Stock Certificates; Legends.  Certificates representing Option
             ---------------------------
Shares will bear all legends required by law and necessary or appropriate in the Administrator's discretion to effectuate the provisions of this Plan and of the applicable Option Agreement. The Company may place a "stop transfer" order against Option Shares until full compliance with all restrictions and conditions set forth in this Plan, in any applicable Option Agreement and in the legends referred to in this section 6.10.

       6.11  Notices.  Any notice to be given to the Company under the terms
             -------
of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Secretary,

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

or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to him or her at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, deposited, postage prepaid, in a post office or branch post office regularly maintained by the local postal authority.

       6.12  Other Provisions.  Each Option Agreement may contain such other
             ----------------
terms, provisions and conditions, including restrictions on the Transfer of Option Shares, and rights of the Company to repurchase such Shares, not inconsistent with this Plan and applicable law, as may be determined by the Administrator in its sole discretion.

       6.13  Specific Performance.  Under those circumstances in which the
             --------------------
Company chooses to timely exercise its rights to repurchase Option Shares as provided herein or in any Option Agreement, the Company will be entitled to receive such Shares in specie in order to have the same available for future issuance without dilution of the holdings of other shareholders of the Company. By accepting Option Shares, the Holder thereof therefore acknowledges and agrees that money damages will be inadequate to compensate the Company and its shareholders if such a repurchase is not completed as contemplated hereunder and that the Company will, in such case, be entitled to a decree of specific performance of the terms hereof or to an injunction restraining such holder (or such Holder's personal representative) from violating this Plan or Option Agreement, in addition to any other remedies that may be available to the Company at law or in equity.

        7.  Term of the Plan.  This Plan will become effective on the date of
            ----------------
its adoption by the Board. This Plan will expire on the tenth (10th) anniversary of the date of its adoption by the Board or its approval by the shareholders of the Company, whichever is earlier, unless it is terminated earlier pursuant to section 11 of this Plan, after which no more Options may be granted under this Plan, although all outstanding Options granted prior to such expiration or termination will remain subject to the provisions of this Plan, and no such expiration or termination of this Plan will result in the expiration or termination of any such Option prior to the expiration or early termination of the applicable Option Term.

        8.  Adjustments Upon Changes in Stock.  In the event of any change in
            ---------------------------------
the outstanding Shares of the Company from and after consummation of the Company's Initial Public Offering, as a result of a stock split, reverse stock split, stock bonus or distribution, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number of Shares that are reserved for issuance in the Option Pool pursuant to section 4 above, under outstanding Options or future Options granted hereunder; (ii) the Option Price and the number of Option Shares that may be acquired under each outstanding Option granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Option Agreement evidencing an outstanding Option granted hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares or securities convertible into or exchangeable for Shares.

        9.  Modification, Extension and Renewal of Options.  Subject to the
            ----------------------------------------------
terms and conditions and within the limitations of this Plan, the Administrator may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor

(to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the Optionee, alter or impair any rights or obligations under any outstanding Option.

       10.  Governing Law.  The internal laws of the State of California
            -------------
(irrespective of its choice of law principles) will govern the validity of this Plan, the construction of its terms and the interpretation of the rights and duties of the parties hereunder and under any Option Agreement.

       11.  Amendment and Discontinuance.  The Board may amend, suspend or
            ----------------------------
discontinue this Plan at any time or from time to time; provided that any amendment to the Plan shall be subject to the approval of the Company's shareholders to the extent required by applicable laws, rules or regulations. However, no such action may alter or impair any Option previously granted under this Plan without the consent of the Optionee, nor may the number of Option Shares in the Option Pool be reduced to a number that is less than the aggregate number of Option Shares (i) that may be issued pursuant to the exercise of all outstanding and unexpired Options granted hereunder, and (ii) that have been issued and are outstanding pursuant to the exercise of Options granted hereunder.

       12.  No Shareholder Rights.  No rights or privileges of a shareholder in
            ---------------------
the Company are conferred by reason of the granting of an Option. No Optionee will become a shareholder in the Company with respect to any Option Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

       13.  Copies of Plan.  A copy of this Plan will be delivered to each
            --------------
Optionee at or before the time he, she or it executes an Option Agreement.

Date Plan Adopted by Board of Directors:   July 20, 1998


Date Plan Approved by the Shareholders:    July 27, 1998

                           United Road Services, Inc.
                        1998 Executive Stock Option Plan

                                   Exhibit A
                                  Definitions
                                  -----------


        1. "10% shareholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in
Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company and/or of its Subsidiaries.

        2.  "1933 Act" means the Securities Act of 1933, as amended.

        3.  "Administrator" has the meaning set forth in section 5 of the Plan.

        4.  "Board" has the meaning set forth in section 1 of the Plan.

        5.  "Change of Control Transaction" has the meaning set forth in section
6.8 of the Plan.

        6.  "Closing" has the meaning set forth in section 6.8 of the Plan.

        7. "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of the Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

        8.  "Company" has the meaning set forth in section 1 of the Plan.

        9. "disability" means any physical or mental disability which results in a Termination of Eligibility Status under applicable law, except that for purposes of section 6.3 of the Plan, the term "disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

       10. "Donative Transfer" with respect to Option Shares means any voluntary Transfer by a transferor other than for value or the payment of consideration to the transferor.

       11. "Eligible Participants" has the meaning set forth in section 3 of the Plan.

       12. "Fair Market Value" means, with respect to the Shares and as of the date that is relevant to such a determination (e.g., on the Grant Date), the market price per share of such Shares determined by the Administrator, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows: (a) if the Shares are traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (b) if the Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date; (c) if the Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair Market Value will be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and (d) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Administrator in good faith on such basis as it deems appropriate.

       13. "Grace Period" has the meaning set forth in section 5(c)(v) of the Plan.

       14. "Grant Date" means, with respect to an Option, the date on which the Option Agreement evidencing that Option is entered into between the Company and the Optionee, or such other date as may be set forth in that Option Agreement as the "Grant Date" which will be the effective date of that Option Agreement.

       15.  "Holder" means the holder of any Option Shares.

       16. "Initial Public Offering" means the closing of the first sale of securities of the Company, or of any Successor Entity, to the public, through a firm commitment underwriting, pursuant to an effective registration statement filed with the Securities and Exchange Commission under the 1933 Act.

       17. "Involuntary Transfer" with respect to Option Shares includes, without limitation, any of the following: (A) an assignment of the Shares for the benefit of creditors of the transferor; (B) a Transfer by operation of law;
(C) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor; (D) a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the transferor or are required to be sold; or (E) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation.

       18. "ISO" means an "incentive stock option" as defined in Section 422 of the Code.

       19. "Option Agreement" has the meaning set forth in section 1 of the Plan.

       20.  "Option Pool" has the meaning set forth in section 4 of the Plan.

       21. "Option Price" has the meaning set forth in section 5(c)(iii) of the Plan.

       22. "Option Shares" has the meaning set forth in section 1 of the Plan, provided that for purposes of section 6.7 of the Plan, the term "Option Shares" includes all Shares issued by the Company to a Holder (or his, her or its predecessor) by reason of such holdings, including any securities which may be acquired as a result of a stock split, stock dividend, and other distributions of Shares in the Company made upon, or in exchange for, other securities of the Company.

       23. "Option Term" has the meaning set forth in section 5(c)(iv) of the Plan.

       24.  "Optionee" has the meaning set forth in section 1 of the Plan.

       25.  "Options" has the meaning set forth in section 1 of the Plan.

       26.  "Plan" has the meaning set forth in section 1 of the Plan.

       27.  "Shares" has the meaning set forth in section 1 of the Plan.

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       28.  "Subsidiary" has the same meaning as "subsidiary corporation" as defined in Section 424(f) of the Code.

       29. "Successor Entity" means a corporation or other entity that acquires all or substantially all of the assets of the Company, or which is the surviving or parent entity resulting from a merger, consolidation or other reorganization of which the Company is a merging party or the sale or other change of beneficial ownership of at least 50% of the outstanding voting securities of the Company.

       30. "Tax Withholding Liability" in connection with the exercise of any Option means all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

       31. "Termination of Eligibility Status" means (i) in the case of any employee of the Company and/or any of its Subsidiaries, a termination of his or her employment, whether by the employee or employer, and whether voluntary or involuntary, including without limitation as a result of the death or disability of the employee, (ii) in the case of any advisor, consultant, or independent contractor of the Company and/or any of its Subsidiaries, the termination of the services relationship pursuant to any contract between the parties or otherwise under applicable law, and (iii) in the case of any director of the Company and/or any of its Subsidiaries, the death of or resignation by the director or his or her removal from the board in the manner provided by the articles of incorporation, bylaws or other organic instruments of the Company or Subsidiary or otherwise in accordance with applicable law.

       32. "Termination for Cause" means (i) in the case of an Optionee who is an employee of the Company and/or any of its Subsidiaries, a termination by the employer of the Optionee's employment for "cause" as defined by any applicable contract of employment, or if not defined therein (or following termination of any such contract of employment or in the event that no such contract exists), pursuant to the "For Cause Standard" set forth below, (ii) in the case of an Optionee who is or which is an advisor, consultant or independent contractor to the Company and/or any of its Subsidiaries, a termination of the services relationship by the hiring party for "cause" or breach of contract, as defined by any applicable contract of engagement between the parties, or if not defined therein (or following termination of any such contract of engagement or if no such contract exists), pursuant to the "For Cause Standard" set forth below, and
(iii) in the case of an Optionee who is a director, but not an employee, of the Company, removal of him or her from the board of directors by action of the shareholders or, if permitted by applicable law and the articles, bylaws or other organic documents of the Company, by the other directors, in connection with the good faith determination of the board of directors (or of the Company's shareholders if so required, but in either case excluding the vote of the subject individual if he or she is a director or a shareholder) that the "For Cause Standard" set forth below has been satisfied. For purposes hereof, the "For Cause Standard" means that one or more of the following has occurred: (a) the commission by Optionee of any act materially detrimental to the Company, including fraud, embezzlement, theft, bad faith, gross negligence, recklessness or willful misconduct; (b) incompetence or repeated failure or refusal to perform the duties required of Optionee by the Company; (c) conviction of a felony or of any crime of moral turpitude to the extent materially detrimental to the Company; or (d) any material misrepresentation by Optionee to the Company regarding the operation of the business, provided that the action or conduct described in clause (b) above will constitute "Cause" only if such action or conduct continues after the Company has provided Optionee with written notice thereof and a

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reasonable opportunity (to be not less than 30 days) to cure the same.

       33. "Transfer" with respect to Option Shares, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of those Shares, including any Involuntary Transfer, Donative Transfer or transfer by will or under the laws of descent and distribution.

       34. "Unvested Option" has the meaning set forth in section 5(c)(vii) of the Plan.

       35. "Vested Option" has the meaning set forth in section 5(c)(vii) of the Plan.

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